UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  —  August 7, 2002

(Date of earliest event reported)

BEMIS COMPANY, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number 1-5277

Missouri	43-0178130
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

222 South 9th Street, Suite 2300, Minneapolis, Minnesota       55402-4099

(Address of principal executive offices)

Registrant’s telephone number, including area code:   (612) 376-3000

ITEM 5 - OTHER EVENTS

Special, one-time, SEC mandated CEO and CFO certification.

                On June 27, 2002, the Securities and Exchange Commission (SEC) issued an order that requires the principal executive officer and principal financial officer of companies that had revenues in excess of $1.2 billion in their last fiscal year to submit, in hard-copy form with the SEC Secretary, a one-time certification that reports filed by the company are both complete and accurate.  The purpose of the order is to provide greater assurance to the SEC and investors that these companies have complied with the rules and regulations governing financial reporting and accounting practices in reports filed with the SEC this year.

                The SEC further recommended on July 29, 2002, that although they intended to make these statements publicly available as quickly as possible, companies should file the statements on Form 8-K and take any other actions necessary to ensure broad dissemination of the statements.

                As recommended by the SEC, the mandated certifications are included with this Form 8-K filing as Exhibit 99.1 and 99.2.  These certifications will be posted to the Company’s website at www.bemis.com.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

C.  Exhibits

99.1                           Certification of Chief Executivie Officer.

99.2                           Certification of Chief Financial Officer.

SIGNATURES

                Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                                                                BEMIS COMPANY, INC.

By	/s/ Gene C. Wulf	By	/s/ Stanley A. Jaffy
	Gene C. Wulf, Vice President,		Stanley A. Jaffy, Vice President
	Chief Financial Officer		and Controller
and Treasurer

Date	August 7, 2002		Date August 7, 2002